SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2005

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-11377	CINERGY CORP.	31-1385023
(A Delaware Corporation)
139 East Fourth Street
Cincinnati, Ohio 45202
(513) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The American Jobs Creation Act of 2004 mandated a number of changes to nonqualified deferred compensation plans by adding new section 409A to the Internal Revenue Code of 1986, as amended.  The Treasury Department has subsequently issued guidance under code section 409A which, in part, allows certain changes to deferral elections by participants in nonqualified deferred compensation plans as transition relief under the new law.  Consistent with this transition relief, on December 14, 2005, the Compensation Committee of the Company’s Board of Directors (the “Committee”) amended its 401(k) Excess Plan, Nonqualified Deferred Incentive Compensation Plan, Excess Profit Sharing Plan, Excess Pension Plan and Supplemental Executive Retirement Plan to allow participants in such plans, including executive officers, to elect to receive a lump sum payment of plan benefits earned after 2004 in the event of a termination of employment prior to the second anniversary of a change in control.  In addition, the Committee amended the employment agreements of Mr. Michael J. Cyrus, Executive Vice President, and Chief Executive Officer of the Commercial Business Unit, and James L. Turner, President, to permit them to make a similar election with respect to the supplemental retirement benefit provided thereunder.  The Committee also amended the Company’s Supplemental Executive Retirement Plan (the “SERP”) to clarify that the Company can change the SERP’s benefit formula during the three-year period following a change in control.

This description of the amendments referenced above is qualified in its entirety by reference to the text of the amendments, copies of which are attached and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

10.1         Amendment to Cinergy Corp. 401(k) Excess Plan, adopted and effective December 14, 2005

10.2         Amendment to Cinergy Corp. Nonqualified Deferred Incentive Compensation Plan, adopted and effective December 14, 2005

10.3         Amendment to Cinergy Corp. Excess Profit Sharing Plan, adopted and effective December 14, 2005

10.4         Amendment to Cinergy Corp. Excess Pension Plan, adopted and effective December 14, 2005

10.5         Amendment to Cinergy Corp. Supplemental Executive Retirement Plan, adopted and effective December 14, 2005

10.6         Amendment to Cinergy Corp. Supplemental Executive Retirement Plan, adopted and effective December 14, 2005

10.7         Form of amendment to employment agreement, adopted and effective December 14, 2005, between Cinergy Services, Inc. and each of Michael J. Cyrus and James L. Turner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.

Dated: December 20, 2005	By	/s/ JAMES L. TURNER
Name: James L. Turner Title: President